As filed with the Securities and Exchange Commission on March 30, 2006

Registration No. 333-131597

UNITED STATES SECURITIES AND EXCHANGE

COMMISSION

WASHINGTON, D.C. 20549

AMENDMENT NO. 4

TO

FORM S-1

REGISTRATION STATEMENT

Under

THE SECURITIES ACT OF 1933

GOODMAN GLOBAL, INC.

(Exact names of registrants as specified in its charter)

Delaware	3585	20-1932219
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

2550 North Loop West, Suite 400

Houston, Texas 77092

(713) 861-2500

(Address, including zip code, and telephone number, including area code,

of each of the registrants’ principal executive offices)

Charles A. Carroll

President and Chief Executive Officer

Goodman Global, Inc.

2550 North Loop West, Suite 400

Houston, Texas 77092

(713) 861-2500

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Ben D. Campbell Executive Vice President Secretary and General Counsel 2550 North Loop West, Suite 400 Houston, Texas 77092 (713) 861-2500	Gregory Ezring, Esq. Raymond Y. Lin, Esq. Latham & Watkins LLP 885 Third Avenue, Suite 1000 New York, New York 10022 (212) 906-1200	Gerald S. Tanenbaum, Esq. Cahill Gordon & Reindel LLP 80 Pine Street New York, New York 10005 (212) 701-3000

Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this registration statement.

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.    ☐

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Explanatory note

This amendment is being filed solely to file certain exhibits. No changes have been made to Part I of the Registration Statement or other sections of Part II. Accordingly, they have been omitted.

Part II

Information not required in the prospectus

Item 16.	Exhibits and financial statement schedules.

(A)	Exhibits

Exhibit no.		Description of exhibit

1.1	†	Form of Underwriting Agreement.

1.2	†	Form of Side Letter to Underwriting Agreement.

2.1

Asset Purchase Agreement, dated November 18, 2004, by and among Goodman Global Holdings, Inc., Frio Holdings, Inc. and Frio, Inc. (incorporated by reference to Exhibit 2.1 on Goodman Global Holdings, Inc.’s Form S-4, filed with the SEC on September 21, 2005, File No. 333-128462).

3.1	†	Form of Amended and Restated Amended Certificate of Incorporation of Goodman Global, Inc.

3.2	†	Form of Amended and Restated By-laws of Goodman Global, Inc.

4.1	†	Specimen Stock Certificate.

5.1	†	Opinion of Latham & Watkins LLP special counsel to Goodman Global, Inc., dated March 30, 2006.

10.1

Credit Agreement, dated as of December 23, 2004 among Goodman Global, Inc., Goodman Global Holdings, Inc., the Lenders party thereto from time to time, JPMorgan Chase Bank, N.A., as administrative agent for the Lenders, UBS Securities LLC, as syndication agent, Credit Suisse First Boston, acting through its Cayman Islands branch, as documentation agent, and J.P. Morgan Securities Inc. and UBS Securities LLC as joint lead arrangers and joint book managers (incorporated by reference to Exhibit 10.1 on Goodman Global Holdings, Inc.’s Form S-4, filed with the SEC on September 21, 2005, File No. 333-128462).

10.2

Guarantee and Collateral Agreement, dated December 23, 2004, among Goodman Global, Inc., Goodman Global Holdings, Inc., the Guarantors party thereto and JPMorgan Chase Bank, N.A., as administrative agent (incorporated by reference to Exhibit 10.2 on Goodman Global Holdings, Inc.’s Form S-4, filed with the SEC on September 21, 2005, File No. 333-128462).

10.3

Management Consulting Agreement, dated December 23, 2004, between Goodman Global Holdings, Inc. and Apollo Management V L.P. (incorporated by reference to Exhibit 10.3 on Goodman Global Holdings, Inc.’s Form S-4, filed with the SEC on September 21, 2005, File No. 333-128462).

10.4

Employment Agreement, dated December 23, 2004, between Goodman Global Holdings, Inc. and Charles A. Carroll (incorporated by reference to Exhibit 10.4 on Goodman Global Holdings, Inc.’s Form S-4, filed with the SEC on September 21, 2005, File No. 333-128462).

Exhibit no.	Description of exhibit

10.5

Employment Agreement, dated December 23, 2004, between Goodman Global Holdings, Inc. and Lawrence M. Blackburn (incorporated by reference to Exhibit 10.5 on Goodman Global Holdings, Inc.’s Form S-4, filed with the SEC on September 21, 2005, File No. 333-128462).

10.6

Certificate of Designation for the 9 1/2% Series A Cumulative Senior Redeemable Exchangeable Preferred Stock (incorporated by reference to Exhibit 10.6 on Goodman Global Holdings, Inc.’s Form S-4, filed with the SEC on September 21, 2005, File No. 333-128462).

10.7

Stockholders Agreement, dated December 23, 2004, by and among the investors listed thereto, Frio Holdings, LLC and Goodman Global, Inc. (incorporated by reference to Goodman Global Holdings, Inc.’s Exhibit 10.7 on Amendment No. 2 on Form S-4, filed with the SEC on December 19, 2005, File No. 333-128462).

10.8

Syndicate Investors Stockholders Agreement, dated February 17, 2005, by and among Goodman Global, Inc., Frio Holdings LLC and each of the purchasers who become parties thereto. (incorporated by reference to Exhibit 10.8 on Amendment No. 2 on Goodman Global Holdings, Inc.’s Form S-4, filed with the SEC on December 19, 2005, File No. 333-128462).

10.9

Management Stockholders Agreement, dated December 23, 2004, by and among Goodman Global, Inc., Frio Holdings, LLC and each of the individual purchasers who become party thereto. (incorporated by reference to Exhibit 10.9 on Amendment No. 2 on Goodman Global Holdings, Inc.’s Form S-4, filed with the SEC on December 19, 2005, File No. 333-128462).

10.10

Senior Floating Rate Indenture, dated December 23, 2004, between Goodman Global Holdings, Inc., as issuer, and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 on Goodman Global Holdings, Inc.’s Form S-4, filed with the SEC on September 21, 2005, File No. 333-128462).

10.11

Form of Senior Floating Rate Initial Note (included as Exhibit A to Exhibit 4.1) (incorporated by reference to Exhibit 4.2 on Goodman Global Holdings, Inc.’s Form S-4, filed with the SEC on September 21, 2005, File No. 333-128462).

10.12

Form of Senior Floating Rate Exchange Note (included as Exhibit B to Exhibit 4.1) (incorporated by reference to Exhibit 4.3 on Goodman Global Holdings, Inc.’s Form S-4, filed with the SEC on September 21, 2005, File No. 333-128462).

10.13

7 7/8% Senior Subordinated Indenture, dated December 23, 2004, between Goodman Global Holdings, Inc., as issuer, and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.4 on Goodman Global Holdings, Inc.’s Form S-4, filed with the SEC on September 21, 2005, File No. 333-128462).

10.14

Form of 7 7/8% Senior Subordinated Initial Note (included as Exhibit A to Exhibit 4.4) (incorporated by reference to Exhibit 4.5 on Goodman Global Holdings, Inc.’s Form S-4, filed with the SEC on September 21, 2005, File No. 333-128462).

10.15

Form of 7 7/8% Senior Subordinated Exchange Note (included as Exhibit B to Exhibit 4.4) (incorporated by reference to Exhibit 4.6 on Goodman Global Holdings, Inc.’s Form S-4, filed with the SEC on September 21, 2005, File No. 333-128462).

Exhibit no.	Description of exhibit

10.16

Registration Rights Agreement, dated December 23, 2004, by and among Goodman Global Holdings, Inc., as issuer, the Guarantors named therein, UBS Securities, LLC, J.P. Morgan Securities Inc., Credit Suisse First Boston Corporation, Deutsche Bank Securities Inc. as initial purchasers (incorporated by reference to Exhibit 4.7 on Goodman Global Holdings, Inc.’s Form S-4, filed with the SEC on September 21, 2005, File No. 333-128462).

10.17	2004 Stock Option Plan (incorporated by reference to Exhibit 10.10 on Goodman Global Holdings, Inc.’s Annual Report on Form 10-K, filed with the SEC on March 17, 2006, File No. 333-128462).

10.18

First Amendment to 2004 Stock Option Plan (incorporated by reference to Exhibit 10.11 on Goodman Global Holdings, Inc.’s Annual Report on Form 10-K, filed with the SEC on March 17, 2006, File No. 333-128462).

10.19

Second Amendment to 2004 Stock Option Plan (incorporated by reference to Exhibit 10.12 on Goodman Global Holdings, Inc.’s Annual Report on Form 10-K, filed with the SEC on March 17, 2006, File No. 333-128462).

10.20	2006 Incentive Award Plan (incorporated by reference to Exhibit 10.13 on Goodman Global Holdings, Inc.’s Annual Report on Form 10-K, filed with the SEC on March 17, 2006, File No. 333-128462).

10.21

First Amendment to Employment Agreement, dated December 23, 2004, between Goodman Global, Inc. and Charles A Carroll (incorporated by reference to Exhibit 10.14 on Goodman Global Holdings, Inc.’s Annual Report on Form 10-K, filed with the SEC on March 17, 2006, File No. 333-128462).

10.22

First Amendment to Employment Agreement, dated December 23, 2004, between Goodman Global, Inc. and Lawrence M. Blackburn (incorporated by reference to Exhibit 10.15 on Goodman Global Holdings, Inc.’s Annual Report on Form 10-K, filed with the SEC on March 17, 2006, File No. 333-128462).

10.23

Form of Executive Severance Agreement (incorporated by reference to Exhibit 10.16 on Goodman Global Holdings, Inc.’s Annual Report on Form 10-K, filed with the SEC on March 17, 2006, File No. 333-128462).

10.24

Form of First Amendment to Executive Severance Agreement (incorporated by reference to Exhibit 10.17 on Goodman Global Holdings, Inc.’s Annual Report on Form 10-K, filed with the SEC on March 17, 2006, File No. 333-128462).

10.25*	Non-Competition Agreement, dated November 18, 2004, between Goodman Global Holdings, Inc. and Ben D. Campbell.

10.26*	Non-Competition Agreement, dated November 18, 2004, between Goodman Global Holdings, Inc. and Donald R. King.

10.27*	Non-Competition Agreement, dated November 18, 2004, between Goodman Global Holdings, Inc. and Peter H. Alexander.

10.28*	Non-Competition Agreement, dated November 18, 2004, between Goodman Global Holdings, Inc. and Samuel G. Bikman.

10.29*	Non-Competition Agreement, dated November 18, 2004, between Goodman Global Holdings, Inc. and Gary L. Clark.

Exhibit no.	Description of exhibit

10.30*	Non-Competition Agreement, dated November 18, 2004, between Goodman Global Holdings, Inc. and James L. Mishler.

10.31*	Non-Competition Agreement, dated November 18, 2004, between Goodman Global Holdings, Inc. and Terrance M. Smith.

10.32*	Non-Competition Agreement, dated November 18, 2004, between Goodman Global Holdings, Inc. and William L. Topper.

10.33*	Non-Competition Agreement, dated April 18, 2005, between Goodman Global Holdings, Inc. and Michael J. Bride.

10.34*	Non-Competition Agreement, dated April 18, 2005, between Goodman Global Holdings, Inc. and Mark M. Dolan.

10.35*

Lease Agreement, dated December 1, 1994, between the Daniel Childrens 1991 Trust, the Lucy Hughes Abell 1991 Trust, the Sam Houston Abell 1991 Trust, the JBG Childrens 1991 Trust, the Hutton Gregory Goodman 1990 Trust, the Hannah Jane Goodman 1990 Trust, the Mary Jane Goodman 1990 Trust and the Harold Viterbo Goodman, II 1990 Trust and Goodman Manufacturing Company, L.P.

10.36*	Form of First Amendment to Stockholders Agreement by and between John B. Goodman and Apollo Management V, LP.

10.37*

First Amendment to Credit Agreement, dated March 17, 2006, among Goodman Global, Inc., Goodman Global Holdings, Inc., the Lenders party thereto from time to time, JPMorgan Chase Bank, N.A., as administrative agent for the Lenders, UBS Securities LLC, as syndication agent, Credit Suisse, Cayman Islands Branch, as documentation agent, and J.P. Morgan Securities Inc. as lead arranger and sole bookrunner.

21.1*	Subsidiaries of the Registrant.

23.1†	Consent of Latham & Watkins LLP, special counsel to Goodman Global, Inc. (included in Exhibit 5.1).

23.2*	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

23.3*	Power of Attorney.

99.1*	Consent of Michael D. Weiner.

99.2*	Consent of David W. Oskin.

†	Filed herewith.
*	Filed in previous filing.

Signature

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on March 30, 2006.

Goodman Global, Inc.

By:	/S/ CHARLES A. CARROLL
Charles A. Carroll President, Chief Executive Officer and Director

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ CHARLES A. CARROLL Charles A. Carroll	President, Chief Executive Officer and Director (Principal Executive Officer)	March 30, 2006

/S/ LAWRENCE M. BLACKBURN Lawrence M. Blackburn	Executive Vice President and Chief Financial Officer (Principal Accounting Officer)	March 30, 2006

* Laurence M. Berg	Director	March 30, 2006

* Anthony M. Civale	Director	March 30, 2006

* John B. Goodman	Director	March 30, 2006

* Steven Martinez	Director	March 30, 2006

*/S/ LAWRENCE M. BLACKBURN Lawrence M. Blackburn Attorney-in-Fact

Exhibits and financial statement schedules.

Exhibit no.		Description of exhibit

1.1	†	Form of Underwriting Agreement.

1.2	†	Form of Side Letter to Underwriting Agreement.

2.1

Asset Purchase Agreement, dated November 18, 2004, by and among Goodman Global Holdings, Inc., Frio Holdings, Inc. and Frio, Inc. (incorporated by reference to Exhibit 2.1 on Goodman Global Holdings, Inc.’s Form S-4, filed with the SEC on September 21, 2005, File No. 333-128462).

3.1	†	Form of Amended and Restated Amended Certificate of Incorporation of Goodman Global, Inc.

3.2	†	Form of Amended and Restated By-laws of Goodman Global, Inc.

4.1	†	Specimen Stock Certificate.

5.1	†	Opinion of Latham & Watkins LLP special counsel to Goodman Global, Inc., dated March 30, 2006.

10.1

Credit Agreement, dated as of December 23, 2004 among Goodman Global, Inc., Goodman Global Holdings, Inc., the Lenders party thereto from time to time, JPMorgan Chase Bank, N.A., as administrative agent for the Lenders, UBS Securities LLC, as syndication agent, Credit Suisse First Boston, acting through its Cayman Islands branch, as documentation agent, and J.P. Morgan Securities Inc. and UBS Securities LLC as joint lead arrangers and joint book managers (incorporated by reference to Exhibit 10.1 on Goodman Global Holdings, Inc.’s Form S-4, filed with the SEC on September 21, 2005, File No. 333-128462).

10.2

Guarantee and Collateral Agreement, dated December 23, 2004, among Goodman Global, Inc., Goodman Global Holdings, Inc., the Guarantors party thereto and JPMorgan Chase Bank, N.A., as administrative agent (incorporated by reference to Exhibit 10.2 on Goodman Global Holdings, Inc.’s Form S-4, filed with the SEC on September 21, 2005, File No. 333-128462).

10.3

Management Consulting Agreement, dated December 23, 2004, between Goodman Global Holdings, Inc. and Apollo Management V L.P. (incorporated by reference to Exhibit 10.3 on Goodman Global Holdings, Inc.’s Form S-4, filed with the SEC on September 21, 2005, File No. 333-128462).

10.4

Employment Agreement, dated December 23, 2004, between Goodman Global Holdings, Inc. and Charles A. Carroll (incorporated by reference to Exhibit 10.4 on Goodman Global Holdings, Inc.’s Form S-4, filed with the SEC on September 21, 2005, File No. 333-128462).

10.5

Employment Agreement, dated December 23, 2004, between Goodman Global Holdings, Inc. and Lawrence M. Blackburn (incorporated by reference to Exhibit 10.5 on Goodman Global Holdings, Inc.’s Form S-4, filed with the SEC on September 21, 2005, File No. 333-128462).

10.6

Certificate of Designation for the 9 1/2% Series A Cumulative Senior Redeemable Exchangeable Preferred Stock (incorporated by reference to Exhibit 10.6 on Goodman Global Holdings, Inc.’s Form S-4, filed with the SEC on September 21, 2005, File No. 333-128462).

Exhibit no.	Description of exhibit

10.7

Stockholders Agreement, dated December 23, 2004, by and among the investors listed thereto, Frio Holdings, LLC and Goodman Global, Inc. (incorporated by reference to Goodman Global Holdings, Inc.’s Exhibit 10.7 on Amendment No. 2 on Form S-4, filed with the SEC on December 19, 2005, File No. 333-128462).

10.8

Syndicate Investors Stockholders Agreement, dated February 17, 2005, by and among Goodman Global, Inc., Frio Holdings LLC and each of the purchasers who become parties thereto. (incorporated by reference to Exhibit 10.8 on Amendment No. 2 on Goodman Global Holdings, Inc.’s Form S-4, filed with the SEC on December 19, 2005, File No. 333-128462).

10.9

Management Stockholders Agreement, dated December 23, 2004, by and among Goodman Global, Inc., Frio Holdings, LLC and each of the individual purchasers who become party thereto. (incorporated by reference to Exhibit 10.9 on Goodman Global Holdings, Inc.’s Amendment No. 2 on Form S-4, filed with the SEC on December 19, 2005, File No. 333-128462).

10.10

Senior Floating Rate Indenture, dated December 23, 2004, between Goodman Global Holdings, Inc., as issuer, and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 on Goodman Global Holdings, Inc.’s Form S-4, filed with the SEC on September 21, 2005, File No. 333-128462).

10.11

Form of Senior Floating Rate Initial Note (included as Exhibit A to Exhibit 4.1) (incorporated by reference to Exhibit 4.2 on Goodman Global Holdings, Inc.’s Form S-4, filed with the SEC on September 21, 2005, File No. 333-128462).

10.12

Form of Senior Floating Rate Exchange Note (included as Exhibit B to Exhibit 4.1) (incorporated by reference to Exhibit 4.3 on Goodman Global Holdings, Inc.’s Form S-4, filed with the SEC on September 21, 2005, File No. 333-128462).

10.13

7 7/8% Senior Subordinated Indenture, dated December 23, 2004, between Goodman Global Holdings, Inc., as issuer, and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.4 on Goodman Global Holdings, Inc.’s Form S-4, filed with the SEC on September 21, 2005, File No. 333-128462).

10.14

Form of 7 7/8% Senior Subordinated Initial Note (included as Exhibit A to Exhibit 4.4) (incorporated by reference to Exhibit 4.5 on Goodman Global Holdings, Inc.’s Form S-4, filed with the SEC on September 21, 2005, File No. 333-128462).

10.15

Form of 7 7/8% Senior Subordinated Exchange Note (included as Exhibit B to Exhibit 4.4) (incorporated by reference to Exhibit 4.6 on Goodman Global Holdings, Inc.’s Form S-4, filed with the SEC on September 21, 2005, File No. 333-128462).

10.16

Registration Rights Agreement, dated December 23, 2004, by and among Goodman Global Holdings, Inc., as issuer, the Guarantors named therein, UBS Securities, LLC, J.P. Morgan Securities Inc., Credit Suisse First Boston Corporation, Deutsche Bank Securities Inc. as initial purchasers (incorporated by reference to Exhibit 4.7 on Goodman Global Holdings, Inc.’s Form S-4, filed with the SEC on September 21, 2005, File No. 333-128462).

10.17	2004 Stock Option Plan (incorporated by reference to Exhibit 10.10 on Goodman Global Holdings, Inc.’s Annual Report on Form 10-K, filed with the SEC on March 17, 2006, File No. 333-128462).

Exhibit no.	Description of exhibit

10.18

First Amendment to 2004 Stock Option Plan (incorporated by reference to Exhibit 10.11 on Goodman Global Holdings, Inc.’s Annual Report on Form 10-K, filed with the SEC on March 17, 2006, File No. 333-128462).

10.19

Second Amendment to 2004 Stock Option Plan (incorporated by reference to Exhibit 10.12 on Goodman Global Holdings, Inc.’s Annual Report on Form 10-K, filed with the SEC on March 17, 2006, File No. 333-128462).

10.20	2006 Incentive Award Plan (incorporated by reference to Exhibit 10.13 on Goodman Global Holdings, Inc.’s Annual Report on Form 10-K, filed with the SEC on March 17, 2006, File No. 333-128462).

10.21

First Amendment to Employment Agreement, dated December 23, 2004, between Goodman Global, Inc. and Charles A Carroll (incorporated by reference to Exhibit 10.14 on Goodman Global Holdings, Inc.’s Annual Report on Form 10-K, filed with the SEC on March 17, 2006, File No. 333-128462).

10.22

First Amendment to Employment Agreement, dated December 23, 2004, between Goodman Global, Inc. and Lawrence M. Blackburn (incorporated by reference to Exhibit 10.15 on Goodman Global Holdings, Inc.’s Annual Report on Form 10-K, filed with the SEC on March 17, 2006, File No. 333-128462).

10.23

Form of Executive Severance Agreement (incorporated by reference to Exhibit 10.16 on Goodman Global Holdings, Inc.’s Annual Report on Form 10-K, filed with the SEC on March 17, 2006, File No. 333-128462).

10.24

Form of First Amendment to Executive Severance Agreement (incorporated by reference to Exhibit 10.17 on Goodman Global Holdings, Inc.’s Annual Report on Form 10-K, filed with the SEC on March 17, 2006, File No. 333-128462).

10.25*	Non-Competition Agreement, dated November 18, 2004, between Goodman Global Holdings, Inc. and Ben D. Campbell.

10.26*	Non-Competition Agreement, dated November 18, 2004, between Goodman Global Holdings, Inc. and Donald R. King.

10.27*	Non-Competition Agreement, dated November 18, 2004, between Goodman Global Holdings, Inc. and Peter H. Alexander.

10.28*	Non-Competition Agreement, dated November 18, 2004, between Goodman Global Holdings, Inc. and Samuel G. Bikman.

10.29*	Non-Competition Agreement, dated November 18, 2004, between Goodman Global Holdings, Inc. and Gary L. Clark.

10.30*	Non-Competition Agreement, dated November 18, 2004, between Goodman Global Holdings, Inc. and James L. Mishler.

10.31*	Non-Competition Agreement, dated November 18, 2004, between Goodman Global Holdings, Inc. and Terrance M. Smith.

10.32*	Non-Competition Agreement, dated November 18, 2004, between Goodman Global Holdings, Inc. and William L. Topper.

10.33*	Non-Competition Agreement, dated April 18, 2005, between Goodman Global Holdings, Inc. and Michael J. Bride.

Exhibit no.	Description of exhibit

10.34*	Non-Competition Agreement, dated April 18, 2005, between Goodman Global Holdings, Inc. and Mark M. Dolan.

10.35*

Lease Agreement, dated December 1, 1994, between the Daniel Childrens 1991 Trust, the Lucy Hughes Abell 1991 Trust, the Sam Houston Abell 1991 Trust, the JBG Childrens 1991 Trust, the Hutton Gregory Goodman 1990 Trust, the Hannah Jane Goodman 1990 Trust, the Mary Jane Goodman 1990 Trust and the Harold Viterbo Goodman, II 1990 Trust and Goodman Manufacturing Company, L.P.

10.36*	Form of First Amendment to Stockholders Agreement by and between John B. Goodman and Apollo Management V, LP.

10.37*

First Amendment to Credit Agreement, dated March 17, 2006, among Goodman Global, Inc., Goodman Global Holdings, Inc., the Lenders party thereto from time to time, JPMorgan Chase Bank, N.A., as administrative agent for the Lenders, UBS Securities LLC, as syndication agent, Credit Suisse, Cayman Islands Branch, as documentation agent, and J.P. Morgan Securities Inc. as lead arranger and sole bookrunner.

21.1*	Subsidiaries of the Registrant.

23.1†	Consent of Latham & Watkins LLP, special counsel to Goodman Global, Inc. (included in Exhibit 5.1).

23.2*	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

23.3*	Power of Attorney.

99.1*	Consent of Michael D. Weiner.

99.2*	Consent of David W. Oskin.

†	Filed herewith.
*	Filed in previous filing.